Vanguard® Intermediate-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.1%)
U.S. Government Securities (92.7%)
	United States Treasury Note/Bond	2.250%	11/15/25	49,000	45,960
	United States Treasury Note/Bond	0.375%	11/30/25	89,300	78,961
	United States Treasury Note/Bond	2.875%	11/30/25	82,100	78,444
	United States Treasury Note/Bond	0.375%	12/31/25	38,900	34,311
	United States Treasury Note/Bond	2.625%	12/31/25	50,000	47,359
	United States Treasury Note/Bond	0.375%	1/31/26	113,000	99,263
	United States Treasury Note/Bond	1.625%	2/15/26	132,184	120,907
	United States Treasury Note/Bond	6.000%	2/15/26	17,000	17,765
	United States Treasury Note/Bond	0.500%	2/28/26	124,000	109,062
	United States Treasury Note/Bond	0.750%	3/31/26	103,000	91,155
	United States Treasury Note/Bond	2.250%	3/31/26	7,450	6,946
	United States Treasury Note/Bond	0.750%	4/30/26	59,000	52,068
	United States Treasury Note/Bond	1.625%	5/15/26	90,300	82,173
	United States Treasury Note/Bond	0.750%	5/31/26	123,000	108,240
	United States Treasury Note/Bond	2.125%	5/31/26	40,300	37,290
	United States Treasury Note/Bond	0.875%	6/30/26	73,500	64,818
	United States Treasury Note/Bond	1.500%	8/15/26	123,000	110,681
	United States Treasury Note/Bond	0.750%	8/31/26	153,200	133,763
	United States Treasury Note/Bond	1.625%	10/31/26	15,000	13,507
	United States Treasury Note/Bond	2.000%	11/15/26	55,100	50,296
	United States Treasury Note/Bond	6.500%	11/15/26	5,000	5,383
	United States Treasury Note/Bond	2.250%	2/15/27	56,500	51,909
	United States Treasury Note/Bond	6.625%	2/15/27	7,000	7,597
	United States Treasury Note/Bond	2.375%	5/15/27	22,000	20,254
	United States Treasury Note/Bond	2.625%	5/31/27	12,400	11,555
	United States Treasury Note/Bond	6.125%	11/15/27	14,000	15,107
	United States Treasury Note/Bond	0.625%	11/30/27	120,800	100,868
	United States Treasury Note/Bond	0.625%	12/31/27	100,500	83,682
	United States Treasury Note/Bond	0.750%	1/31/28	132,500	110,824
	United States Treasury Note/Bond	2.750%	2/15/28	118,500	109,946
	United States Treasury Note/Bond	1.125%	2/29/28	91,640	77,980
	United States Treasury Note/Bond	1.250%	3/31/28	153,900	131,584
[1]	United States Treasury Note/Bond	1.250%	4/30/28	170,900	145,799
	United States Treasury Note/Bond	2.875%	5/15/28	155,700	144,898
	United States Treasury Note/Bond	1.250%	5/31/28	117,500	100,095
	United States Treasury Note/Bond	1.250%	6/30/28	137,600	116,917
	United States Treasury Note/Bond	1.000%	7/31/28	132,500	110,637
	United States Treasury Note/Bond	2.875%	8/15/28	159,700	148,296
	United States Treasury Note/Bond	5.500%	8/15/28	50,000	52,961
	United States Treasury Note/Bond	1.125%	8/31/28	67,150	56,333
	United States Treasury Note/Bond	1.250%	9/30/28	124,700	105,216
	United States Treasury Note/Bond	1.375%	10/31/28	88,230	74,871

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	3.125%	11/15/28	67,500	63,418
	United States Treasury Note/Bond	5.250%	11/15/28	19,500	20,426
	United States Treasury Note/Bond	1.500%	11/30/28	120,089	102,526
	United States Treasury Note/Bond	1.750%	1/31/29	133,100	114,965
	United States Treasury Note/Bond	5.250%	2/15/29	20,000	20,994
	United States Treasury Note/Bond	1.875%	2/28/29	103,000	89,610
	United States Treasury Note/Bond	2.375%	3/31/29	127,750	114,456
	United States Treasury Note/Bond	2.875%	4/30/29	68,000	62,783
	United States Treasury Note/Bond	2.375%	5/15/29	170,000	152,177
	United States Treasury Note/Bond	2.750%	5/31/29	85,400	78,208
	United States Treasury Note/Bond	2.625%	7/31/29	31,400	28,505
	United States Treasury Note/Bond	3.125%	8/31/29	137,000	128,395
	United States Treasury Note/Bond	3.875%	9/30/29	43,100	42,332
	United States Treasury Note/Bond	1.500%	2/15/30	35,000	29,318
[2]	United States Treasury Note/Bond	0.625%	8/15/30	38,700	29,896
	United States Treasury Note/Bond	5.375%	2/15/31	10,000	10,847
	United States Treasury Note/Bond	1.625%	5/15/31	65,800	54,388
	United States Treasury Note/Bond	1.250%	8/15/31	142,600	113,389
	United States Treasury Note/Bond	1.375%	11/15/31	157,000	125,306
[1]	United States Treasury Note/Bond	1.875%	2/15/32	260,100	216,330
	United States Treasury Note/Bond	2.875%	5/15/32	70,000	63,438
	United States Treasury Note/Bond	2.750%	8/15/32	49,000	43,855
					4,871,243
Agency Bonds and Notes (4.0%)
[3]	AID-Israel	0.000%	11/1/24	50,000	45,417
[4]	Fannie Mae Principal Strip	0.000%	5/15/30	47,651	34,094
[4]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	4,179
[4]	Freddie Mac Principal Strips	0.000%	3/15/31	28,909	19,819
	Private Export Funding Corp.	3.550%	1/15/24	10,300	10,114
	Private Export Funding Corp.	1.400%	7/15/28	22,000	18,286
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	15,000	10,802
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	69,722
					212,433
Conventional Mortgage-Backed Securities (0.0%)
[4,5,6]	UMBS Pool	6.000%	11/14/52	3,407	3,342
Nonconventional Mortgage-Backed Securities (0.4%)
[5]	Ginnie Mae	1.100%	1/20/51	25,742	19,385
Total U.S. Government and Agency Obligations (Cost $5,639,800)					5,106,403

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[7]	Vanguard Market Liquidity Fund (Cost $89,066)	3.117%	890,931	89,075
Total Investments (98.8%) (Cost $5,728,866)				5,195,478
Other Assets and Liabilities—Net (1.2%)				61,265
Net Assets (100%)				5,256,743
Cost is in $000.
1	Securities with a value of $1,428,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $3,436,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2022.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	928	98,919	(224)
Ultra 10-Year U.S. Treasury Note	December 2022	1,301	150,896	(116)
				(340)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(247)	(27,317)	231
2-Year U.S. Treasury Note	December 2022	(115)	(23,504)	3
Ultra Long U.S. Treasury Bond	December 2022	(196)	(25,021)	279
				513
				173
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,106,403	—	5,106,403
Temporary Cash Investments	89,075	—	—	89,075
Total	89,075	5,106,403	—	5,195,478
Derivative Financial Instruments
Assets
Futures Contracts[1]	513	—	—	513
Liabilities
Futures Contracts[1]	340	—	—	340
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.